Comco Equipment Lease Agreement
                           EQUIPMENT LEASE AGREEMENT
AGREEMENT # 19271

LESSOR:  COMCO EQUIPMENT LEASING GROUP
1611 Huron Trail
Maitland, FL 32751

EQUIPMENT QUANTITY  MODEL#  SERIAL#

                     DESCRIPTION

                     See Attached Schedule A

           EQUIPMENT LOCATION IF OTHER THAT BILLING ADDRESS OF LESSEE

TERM & RENT
INITIAL TERM 36 MONTHS

MONTHLY RENTAL PAYMENT $912.00 (Plus applicable tax) ADVANCE 1ST & LAST PAYMENT $1,824.00 (Check must accompany lease)

TERMS AND CONDITIONS

The words You and Your mean the Lessee. The words WE, US, and OUR refer to the Lessor indicated on reverse.

1. Rental ("AgreemenT"): We agree to rent to you and you agree to rent from us the equipment listed above ("Equipment"). You promise to pay us the rental payment according to the payment schedule shown above. The parties intend this Agreement to be a finance lease under Article 2A of the Uniform Commercial Code.

2. Terms and Rent: The initial term shall commence on the day that any of the Equipment is delivered to you (The Commencement Date). The installments of rent shall be payable in advance at the time and in the amounts provided above, commencing on the Commencement Date and subsequent payments shall be due on the same date of each successive period thereafter until all rent and any additional rent or expenses chargeable under this Agreement shall have been paid in full. Lessee obligation to pay the rent and other obligations hereunder shall be absolute and unconditional and are not subject to any abatement, set-off, defense or counter-claim for any reason whatsoever.

3. No Warranties: We are renting the Equipment to you "AS IS". We make no warranties, express or implied, including warranties of merchantability, or fitness for a particular purpose in connection with this Agreement. We transfer to you for the term of this Agreement any warranties made by manufacturer or supplier to us. Neither supplier nor any agent of supplier is an agent of lessor or is authorized to waive or modify any term or condition of this Agreement.

Lessee              Trilogy International Inc.         Phone # 561-781-7278

Billing Address     526 SE Dixie Highway; Stuart, FL 34994

BY  X__________________________________________________________________

           Authorized Signature                   Title               Date

Print name:  Carol Berardi

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The terms and conditions printed within are made a part hereof

                                    GUARANTY

To induce Lessor to enter into the within Agreement, the undersigned (jointly and severally, if more than one) unconditionally guarantees to Lessor the prompt payment when due of all Lessee's obligations to Lessor under the Agreementincluding without limitation every rental installment, the accelerated balance of rents, administrative charges, collection charges, and interest. Lessor shall not be required to proceed against Lessee or Equipment or to enforce any of its other remedies before proceeding against the undersigned. The undersigned agrees to pay all reasonable attorney's fees, court costs and toher expenses incurred by Lessor by reason of any default by Lessee. The undersigned waives notice of acceptance hereof and all the other notices or demands of any kind to which the undersigned may be entitled except demand for payment. The undersigned consents to any extensions of time or modification of amount of payment granted to Lessee and the release and/or compromise of any obligations of Lessee or any toher obligors and /or guarantors without in any way releasing the undersigned's obligations hereunder. This is a continuing Guaranty and shall not be discharged or affected by your administrators, representatives, successors and assigns. Guarantor waives any right of subrogation, indemnity, reimbursement and contribution by Lessee. This Guaranty shall continue to be effective or reinstated, as applicable. If at any time payment of any part of the obligations under the Agreement is rescinded or otherwise required to be returned by Lessor upon the insolvency, bankruptcy, or reorganization of Lessee or upon the appointment of a receiver, trustee or similar officer for Lessee, or it's assets, all as though such payment to Lessor had not been made, regardless of whether Lessor protested the order requiring the return of such payment. This Guaranty may be enforced by or for the benefit of any assignee or successor of Lessor. Nothing shall discharge or satisfy the undersigned's liability except the full performance and payment of all the Lessee's obligation to Lessor with interest. The undersigned consents to the personal jurisdiction of the courts of the State of New Jersey with respect to any action arising out of any lease, guaranty settlement agreement, promissory note or other accommodation or agreement with lessor. This means that any legal action filed against the lessee and/or guarantors maybe filed in New Jersey and and that lessee and/or any of the guarantors may be required to defend and litigate any such action in New Jersey. Lessee and all Guarantors agree that service of process by certified mail, return receipt requested,

Shall be deemed the equivalent of personal service in any such action. Any legal action concerning this Agreement shall be governed by and construed according to the laws of the State of New Jersey.

X_____________________________                X________________________________
    WITNESS  SIGNATURE                             GUARANTOR

SIGNATURE                       DATE

------------------------------                  --------------------------------
 PRINT  NAME                                       PRINT  NAME

                                               X________________________________

                                                   GUARANTOR SIGNATURE

                                                --------------------------------
                                                   PRINT  NAME

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TERMS AND CONDITIONS (CONTINUED)

4. Ownership Redelivery and Renewal: We are the owner of the Equipment and have title to the Equipment. To protect our rights in the Equipment, in the event this Agreement is determined to be a security agreement, you hereby grant to us a security interest in the Equipment and all proceeds, products, rents or profits therefrom. In states where permissible, you hereby authorize us to cause the Agreement or any statement or other instrument in respect to this Agreement showing our interest in the Equipment, including Uniform Commercial Code Financing Statements, to be filed or recorded and re-filed and re-recorded and grant us the right to execute your name thereto. You agree to execute and deliver any statement or instrument requested by us for such purpose. You agree to pay or reimburse us for any searches, filings, recordings, stamp fees or taxes related to the filing or recording of any such instrument or statement. No more that one hundred eighty (180) days but not less than ninety (90) days prior to the expiration of the initial term or any renewal term of this Agreement you shall give us written notice of your intention to either return the Equipment to us or purchase the Equipment, as provided below. Provided you have given such timely notice, you shall return the Equipment, freight and insurance prepaid, to us, in good repair condition and working order, ordinary wear and tear excepted, in a manner and to a location designated by us or remit the purchase option. If you fail to notify us, or having notified us, you fail to return the Equipment as provided herein, or fail to remit the purchase option, this Agreement shall renew for additional terms of twelve (12) months each at a periodic rent equal to 100% of the rent provided herein.

5. Option to Purchase: We hereby grant to you, provided you are not in default hereunder, the option to purchase, "AS IS" without express or implied warranties, all (not part) of the Equipment at the expiration of the term of this Agreement for its then fair market value plus all applicable taxes.

6. Maintenance, Risk of Loss, and Insurance: You are responsible for installing and keeping the Equipment in good working order. Except for ordinary wear and tear, you are responsible for protecting the Equipment from damage and loss of any kind. If the Equipment is damaged or lost, you agree to continue to pay rent. You agree during the term of this Agreement, to keep the Equipment fully insured against damage and loss, naming us as the loss payee, to obtain a general public liability insurance policy from a company acceptable to us, including us as an additional insured on the policy. You agree to provide us certificates or other evidence of insurance. If you do not, you agree that we have the right but not the obligation to obtain such insurances. In which event you agree to pay us for all costs thereof.

7. Indemnity: We are not responsible for any losses or injuries caused by the installation, removal or use of the Equipment. You shall indemnify and hold us harmless from and against any claims, actions, proceedings, damages, expenses and costs (including attorney's fees and costs) arising out of or in connection with the Equipment of this Agreement including without limitation, the possession, use, rental, operation and return of the Equipment.

8. Taxes and Fees: You agree to pay when due or reimburse us for all taxes, fees, fines and penalties relating to use or ownership of the Equipment or to this Agreement, now or hereafter imposed, levied or assessed by any state, federal or local government or agency. You agree to pay us a fee of $67.50 to reimburse us for the expense of preparing financing statements and for other documentation costs. Equipment located in various states is subject to sales tax ,which require that tax be paid up front. If you choose to pay this tax up front you may include, with your security deposit, your check for the current percent of tax applied to the cost of Equipment. If you do not include payment up front, you authorize us to advance the tax and increase your monthly payment by an amount equal to the current tax percentage applied to the monthly rental shown above.

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9.  Location  of  Equipment:  You will keep and use the  Equipment  only at your address shown above. You agree that the Equipment will not be moved from that address unless you get our written permission in advance to move it.

10. Default and Remedies: If you (a) fail to pay rent or any other payment hereunder when due; or (b) fail to perform any of the terms, covenants or conditions of the Agreement after ten (10) days written notice; or (c) become insolvent or make an assignment for the benefit of creditors; or (d) a receiver, trustee, conservator or liquidator is appointed with or without your consent, you shall be in default under the Agreement and, we may to the extent permitted by applicable law, exercise any one or more of the following remedies;
(i)declare due, sue for and receive from you the sum of all rental payments and other amounts then due and owing under this Agreement or any schedule thereto, plus the present value of (x) the sum of the rental payments for the unexpired term of this Agreement or any schedule hereto discounted at the rate of 6% per annum and (y) the anticipated value of the Equipment at the end of the initial term or applicable renewal term of the Agreement (but in no event less than 15% of the original cost of the Equipment) discounted at the rate of 6% per annum and upon recovery of the same in full, the Equipment shall become your property;
(ii) to similarly accelerate the balances due under any other agreements between us; (iii) to take immediate possession of the Equipment, and to lease or sell the Equipment or any portion thereof, upon such terms as we may elect, and to apply the net proceeds, less reasonable selling and administrative expenses, on account of your obligations hereunder; (iv) charge you interest on all monies due us from and after the date of default at the rate of one and one third percent (1 1/3%) per month until paid but in no event more than the maximum rate permitted by law; (v) require you to return all Equipment at your expense to a place reasonably designated by us; (vi) to charge you for all the expenses incurred in connection with the enforcement of any of our remedies including all costs of collection, reasonable attorney's fees and court costs. When ever any payment is not made by you when due hereunder, you agree to pay us, not later than one month thereafter, as an administrative charge to offset our collection expenses, an amount calculated at the rate of ten cents per one dollar of each such delayed payment, or $15 whichever is higher, but only to the extent permitted by law. Such amount shall be payable in addition to all amounts payable by you as a result of the exercise of any of the remedies herein. All our remedies are cumulative, are in addition to any other remedies provided for by law and may, to the extent permitted by law, be exercised either concurrently or separately. Exercise of any one remedy shall not be deemed an election of such remedy or to preclude the exercise of any other remedy. No failure on our part to exercise any right or remedy and no delay in exercising any right or remedy shall operate as a waiver of any right or remedy or to modify the terms of this Agreement. A waiver of default shall not be construed as a waiver of any other or subsequent default. We shall retain the sum set forth above as a security deposit for your performance of your obligations hereunder. Upon lawful termination of this Agreement, provided you are not in default, the Security Deposit shall be returned to you. No interest shall be paid upon said Security Deposit. In the event we may apply said Security Deposit to cure any default.

11. Assignment: You have no right to sell, transfer, assign this agreement or sublease the equipment. We may sell, assign or transfer this agreement, without notice. You agree that is we sell, assign or transfer this Agreement, the new owner will have the same rights and benefits that we have now and will not have to perform any of obligations. You agree that the right of the new owner will not be subject to any claims, defenses, or set offs that you may have against us. In the event of a sale, assignment or transfer, we agree to remain responsible for our obligations hereunder.

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12.  Consent to  Jurisdiction  and  Governing  Law:  You consent to the personal jurisidiction of the courts of the State of New Jersey with respect to any action arising out of this agreement or the equipment. This means that any legal action filed against you may be filed in New Jersey and that you may be required to defend and litigate any such action in New Jersey. You agree that service of process by certified mail, return receipt requested, shall be deemed the equivalent of personal service in any such action. However, nothing in this paragraph shall be construed to limit the jurisdictions in which suit may be filed by any party to this Agreement or the means of obtaining service of process in any such suit. This Agreement shall be governed by and construed according to the laws of the State of New Jersey. To the next extent permitted by law, you waive trail by jury in any action hereunder. You hereby waive any all rights and remedies granted you by section 2a-508 of the Uniform Commercial Code.

13. Customer P.O.: You agree that any Purchase Order issued to us covering the rental of this equipment, is issued for purposes of authorization and your internal use only, and none of its terms and conditions shall modify the terms of this Agreement.

Entire Agreement: this Agreement contains the entire arrangement between you and us and no modifications of this Agreement shall be effective unless in writing and signed by the parties.

LESSEE: x__________________     TITLE: ________________DATE:_____________

         BY:______________________TITLE:_____________DATE:______________

ACCEPTED:

         LESSOR: COMCO EQUIPMENT LEASING GROUP


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